UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2018

Commission File Number
001-34581

Kraton Corporation
(Exact name of registrant as specified in its charter)

Delaware	20-0411521
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

15710 John F. Kennedy Blvd., Suite 300
Houston, TX 77032
(Address of principal executive offices, including zip code)
281-504-4700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stephen E. Tremblay, Executive Vice President and Chief Financial Officer of Kraton Corporation (the “Company”), the Company’s principal financial officer, is leaving such position with the Company effective November 14, 2018. Mr. Tremblay’s departure was not the result of any dispute or disagreement with the Company on any matter relating to the Company’s accounting practices or financial statements. He will remain in the employ of the Company through a transition period ending in the fourth quarter 2018. Subject to the satisfaction of the conditions contained therein, Mr. Tremblay will receive the severance benefits and entitlements set forth in the Company’s applicable plans and policies.

Effective November 14, 2018, the Board of Directors appointed Christopher H. Russell, the Company’s Chief Accounting Officer, to serve as the Company’s Vice President and Chief Financial Officer on an interim basis until such time as a successor can be identified and appointed as the Company’s principal financial officer. Mr. Russell will continue to serve as the Company’s principal accounting officer until such time as a successor can be identified and appointed. Mr. Russell, age 53, was appointed the Company’s principal accounting officer in June 2015. From 2014 to 2015, Mr. Russell served as Chief Accounting Officer for Prince International Corporation, a leading manufacturer and distributor of mineral based products. Previously, from 2011 to 2014, Mr. Russell was employed with GE Power and Water, a subsidiary of General Electric Company, as the Global Controller for its Aero Derivatives business. Before that, he served as Vice President, Financial Reporting and Technical Accounting for Intelsat, a provider of satellite communications worldwide. Mr. Russell worked with Ernst & Young LLP from 1995 to 2007. Mr. Russell earned a B.S. in accounting from the University of North Texas and is a Certified Public Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRATON CORPORATION

Date:	November 16, 2018	/s/ James L. Simmons
James L. Simmons
Senior Vice President and General Counsel